UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2011

THE PMI GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13664	94-3199675
(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California	94597-2098
(Address of Principal Executive Offices)	(Zip Code)

(925) 658-7878

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

On November 23, 2011, The PMI Group, Inc. (“TPG”), filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), case No. 11-13730. TPG will continue to operate its businesses as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Subsidiaries of TPG were not part of the Bankruptcy Filing. A copy of the press release announcing the Bankruptcy Filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The Bankruptcy Filing described in Item 1.03 above constituted an event of default with respect to:

•

$685,000,000 in aggregate principal amount of senior unsecured indebtedness issued and outstanding under the Indenture for TPG’s (i) 6.00% Senior Notes due September 16, 2016, (ii) 6.625% Senior Notes due September 15, 2036 and (iii) 4.5% Convertible Senior Notes due April 15, 2020 (the “Senior Notes”); and

•

$51,593,000 in aggregate principal amount of junior subordinated unsecured indebtedness issued and outstanding under the Indenture for TPG’s 8.309% Junior Subordinated Notes due February 1, 2027 (together with the Senior Notes, the “Notes”).

Under the terms of the indentures, the entire principal amount of the Notes are due and payable. The ability of the holders of the Notes to seek remedies and enforce their rights under the indentures has been stayed as a result of the Bankruptcy Filing, and the holders’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

ITEM 8.01. OTHER EVENTS.

As previously disclosed, on Friday, October 21, 2011, TPG received a copy of (i) a Verified Complaint for Appointment of a Receiver and Injunction, dated October 20, 2011 (the “Complaint”), seeking among other things an order appointing Christina Urias, the Director of the Arizona Department of Insurance (the “Director”), as receiver to take possession of the property and business of PMI Mortgage Insurance Co. (“MIC”), TPG’s wholly-owned subsidiary, and (ii) an order, dated October 20, 2011 (the “Interim Order”), directing the Director to take possession and control of MIC pending a hearing on matters addressed in the Complaint.

As previously reported, on October 28, 2011, the Debtor filed a Motion to Vacate Interim Possessory Order, which was denied on November 22, 2011, by the Superior Court of the State of Arizona in and for the County of Maricopa following a hearing on November 8, 2011.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1 – Press Release, dated November 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011	The PMI Group, Inc. (Registrant)

	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer